John Hancock Municipal Securities Trust

Supplement dated March 27, 2015 to the current Prospectuses

John Hancock High Yield Municipal Bond Fund

John Hancock Tax-Free Bond Fund (the “funds”)

Effective March 27, 2015, Cynthia M. Brown has been named as a portfolio manager to the funds. Dianne M. Sales, CFA will continue as a portfolio manager to the funds.

Accordingly, the following information is added under the heading “Portfolio management” in the “Fund summary”:

Cynthia M. Brown
Managing Director and Portfolio Manager

Managed the fund since 2015

The following information modifies and supplements the portfolio manager information in “Fund details” under “Who’s who – Subadvisor”:

The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.

Cynthia M. Brown

•   Managing Director and Portfolio Manager

•   Managed the fund since 2015

•   Rejoined subadvisor in 2013

•   Managing Director of Municipal Research, Sterne Agee & Leach (2011–2013)

•   Director of Municipal Research, Gannet Welsh & Kotler (2008–2011)

•   Began business career in 1984 (including as an analyst and portfolio manager at the subadvisor from 2000 to 2003)

You should read this Supplement in conjunction with the prospectuses and retain it for future reference.

John Hancock Municipal Securities Trust

Supplement dated March 27, 2015 to the current Statement of Additional Information (the “SAI”)

John Hancock High Yield Municipal Bond Fund

John Hancock Tax-Free Bond Fund (the “Funds”)

Effective March 27, 2015, Cynthia M. Brown has been added as a portfolio manager to the Funds. Dianne M. Sales, CFA will continue as a portfolio manager to the Funds.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Cynthia M. Brown*	0	0	0	0	0	0

*As of December 31, 2014

As of December 31, 2014, there are no accounts that pay fees based upon performance.

Ownership of Fund shares: The following table indicates, as of December 31, 2014, the value, within the indicated range, of Fund shares that Ms. Brown beneficially owned. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1--$10,000
C	—	$10,001--$50,000
D	—	$50,001--$100,000
E	—	$100,001--$500,000
F	—	$500,001--$1,000,000
G	—	More than $1 million

Portfolio Manager	Fund Managed	Range of Beneficial Ownership
Cynthia M. Brown	High Yield Municipal Bond Fund	B
	Tax-Free Bond Fund	A

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.